Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events

Subsequent to December 31, 2025, and through the filing date of these financial statements, the Company repurchased 1,738,216 of its shares at an average price of $33.91 per share, for an aggregate cost of $59.0 million, including broker fees. These repurchases were made under the existing 2025 Repurchase Plan.